Exhibit 99.2

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
April 30, 1998



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.8961%



        Excess Protection Level
          3 Month Average   5.38%
          April, 1998   5.80%
          March, 1998   5.73%
          February, 1998   4.61%


        Cash Yield                                  18.66%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.90%


        Over 35 Day Delinquency                      5.03%


        Seller's Interest                           14.63%


        Total Payment Rate                          14.61%


        Total Principal Balance                     $ 35,947,972,379.88


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 5,259,577,861.39